Exhibit 99.1
THIRD AMENDMENT OF THE
CABELA’S, INC. 401(K) SAVINGS PLAN

THIS THIRD AMENDMENT is hereby adopted this 27th day of July, 2004, by Cabela’s Incorporated (the “Employer”) in its capacity as Sponsoring Employer of the Cabela’s, Inc. 401(k) Savings Plan (the “Plan).

WHEREAS, the Employer desires to amend the Plan to provide that forfeitures of matching contributions are allocated as an additional matching contribution effective as of July 1, 2004; and

WHEREAS, Section 8.1 of the Plan allows for the amendment of the Plan by the Employer.

NOW, THEREFORE, the Employer hereby amends the Plan as follows:

1. Allocation of Forfeitures. Section 4.4 (c)(1) of Article IV of the Plan shall be amended by deleting Section 4.4(c)(1) in its entirety and replacing it with the following:

"(1) Forfeitures attributable to Employer matching contributions made pursuant to Section 4.1(b) shall be added to any Employer matching contribution and allocated as an additional matching contribution for the year.

Participants who are not eligible to share in matching contributions because no deferral election was made, because a deferral election was suspended pursuant to Section 4.2(f), or because the Participant has not yet met the eligibility requirements for a matching contribution for a Plan Year shall not share in Plan Forfeitures attributable to Employer matching contributions for that year."

2. Effective Date. The effective date of this Third Amendment shall be July 1, 2004.

3. Continuing Effect. Except as hereby amended, the Plan shall be administered in accordance with the terms of the Plan as in effect prior to this Amendment.

DATED THIS 27th day of July, 2004.

CABELA’S INCORPORATED
Sponsoring Employer,

By:	/s/ Ralph W. Castner
Ralph W. Castner, Vice President and Treasurer

TRUSTEES CONSENT TO THE THIRD AMENDMENT OF THE
CABELA’S, INC. 401(K) SAVINGS PLAN

The undersigned Trustees of the Cabela’s, Inc. 401(k) Savings Plan hereby consent to the foregoing Third Amendment of said Plan.

DATED THIS 27th day of July, 2004.

/s/ Michael Callahan	/s/ Dennis Highby
Michael Callahan, Trustee	Dennis Highby, Trustee

/s/ Patrick Snyder	/s/ Ralph W. Castner
Patrick Snyder, Trustee	Ralph W. Castner, Trustee

PARTICIPATING EMPLOYERS CONSENT TO THE THIRD AMENDMENT OF THE
CABELA'S INC. 401(K) SAVINGS PLAN

The undersigned Participating Employers of the Cabela’s, Inc. 401(k) Savings Plan hereby consent to the foregoing Third Amendment of said Plan.

DATED THIS 27th day of July, 2004.

	CABELA’S CATALOG, INC.,		CABELA’S.COM, INC.,
	Participating Employer,		Participating Employer,

By:	/s/ Ralph W. Castner	By:	/s/ Ralph W. Castner
	Ralph W. Castner, Secretary and Treasurer		Ralph W. Castner, Secretary and Treasurer

	CABELA’S LODGING, LLC,		CABELA’S RETAIL, INC.,
	Participating Employer,		Participating Employer,

By:	/s/ Ralph W. Castner	By:	/s/ Ralph W. Castner
	Ralph W. Castner, Secretary and Treasurer		Ralph W. Castner, Secretary and Treasurer

	CABELA'S MARKETING AND		CABELA'S OUTDOOR
	BRAND MANAGEMENT, INC.,		ADVENTURES, INC.,
	Participating Employer,		Participating Employer,

By:	/s/ Ralph W. Castner	By:	/s/ Ralph W. Castner
	Ralph W. Castner, Secretary and Treasurer		Ralph W. Castner, Secretary and Treasurer

	CABELA’S VENTURES, INC.,		CABELA’S WHOLESALE, INC.,
	Participating Employer,		Participating Employer,

By:	/s/ Ralph W. Castner	By:	/s/ Ralph W. Castner
	Ralph W. Castner, Secretary and Treasurer		Ralph W. Castner, Secretary and Treasurer

	HERTER’S, LLC,		ORIGINAL CREATIONS, LLC,
	Participating Employer,		Participating Employer,

By:	/s/ Ralph W. Castner	By:	/s/ Ralph W. Castner
	Ralph W. Castner, Secretary and Treasurer		Ralph W. Castner, Secretary and Treasurer

	WILD WINGS, LLC,		VAN DYKE SUPPLY COMPANY, INC.,
	Participating Employer,		Participating Employer,

By:	/s/ Ralph W. Castner	By:	/s/ Ralph W. Castner
	Ralph W. Castner, Secretary and Treasurer		Ralph W. Castner, Secretary and Treasurer

WORLD’S FOREMOST BANK,
NATIONAL ASSOCIATION,
Participating Employer,

By:	/s/ David A. Roehr
David A. Roehr, President

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